U.S.Capital Advisors

USCA Trading Plan

(SEC Rule 10b5-1)

This Trading Plan is entered into as of ______DECEMBER 13, 2017______ (the "Signing Date") between ______CHRISTOPHER DEALMEIDA______ ("Client") and USCA Securities LLC ("Broker").

WHEREAS, Client wishes to establish this Trading Plan to sell or purchase ______Stock Options (Sch B)______ ("Shares" and each individual unit a "Share") of ORION GROUP HOLDINGS ("Issuer"), ORN ("Ticker") from Account number ______________ (the "Account") maintained with Broker, in accordance with the requirements of SEC Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

NOW, THEREFORE, Client and Broker agree as follows:

1. **Trade Instructions.** Client hereby instructs Broker to effect sales or purchases of Shares of Issuer from or into the Account, as the case may be, in accordance with the attached **Appendix to Trading Plan ("the Appendix")**. If Client specifies a date for trading which is a weekend or holiday, the trade shall not take place until after the opening of regular market trading hours on the next trading day.

2. **Fees/Compensation.** Client shall pay USCA ____5cents per Share sold, with such amounts to be deducted by USCA from the proceeds of the sales under this Trading Plan.

3. **Brokerage Account & Delivery of Shares.** Client agrees to open and maintain a sole purpose brokerage account with a qualified custodian of USCA in the name of and for the benefit of Client ("the Account") prior to acceptance and approval of this Trading Plan by USCA. Client shall deliver all Common Shares to be sold pursuant to this Trading Plan into the Plan prior to the commencement of any sales under this Trading Plan (does not apply to stock options; employee stock purchase plan shares; restricted stock units/awards or performance share awards). If the amount of Shares to be sold is designated as an aggregate dollar amount, Client agrees to deliver Shares in an amount to be agreed upon by Client and USCA as sufficient to effect sales anticipated under this Trading Plan, and upon notice from USCA that the number of Shares in the Account is less than the number of shares that USCA estimates are to be sold pursuant to this Trading Plan, Client agrees to deliver promptly to the Account the number of Shares specified by USCA as necessary to eliminate any shortfall.

4. **Execution Options.** USCA acting through clearing firms may sell Shares under this Trading Plan on any national securities exchange, in the over-the-counter market, on an automated trading system or otherwise. To the extent that USCA administers other trading plans related to Issuer's securities, USCA may aggregate orders for Client with orders for others clients' trading plans for execution in a block and allocate each execution, including any partial executions, on a pro rata basis to each client.

5. **Term.** This Trading Plan shall become effective on ______JANUARY 15, 2018______ (the "Trading Plan Effective Date") and shall terminate on the earlier of:

   a. close of Trading on January 15, 2020 (specify Termination Date);
   b. execution of all of the trades or expiration of all of the orders relating to such trades as specified in the Appendix;
   c. the date Broker receives notice of the liquidation, dissolution, bankruptcy or insolvency of Client;
   d. the event that Client fails to deliver any Shares pursuant to paragraph 3 or fails to satisfy the delivery requirements with respect to Shares underlying any Options subject to this Trading Plan, if any;
   e. the date Broker receives notice of Client's death; or
   f. termination of this Trading Plan in accordance with paragraph10 b or paragraph 20 hereof.

6. **Representations and Warranties.** Client represents and warrants that as of the date of this Trading Plan:

   a. Client is not aware of any material nonpublic information concerning Issuer or any of its securities (including the Shares) and is entering into this Trading Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1.

b. Client is permitted to sell or purchase the Shares in accordance with Issuer's insider trading policies and has obtained the approvals of Issuer's counsel to enter into this Trading Plan.

c. There are no legal, regulatory, contractual or other restrictions applicable to the trades contemplated under this Trading Plan that would interfere with Broker's ability to execute trades and effect delivery and settlement of such trades on behalf of Client (collectively, "Client Trading Restrictions").

7. **Intent to Comply with Rule 10b5-1 (c).** It is Client's intent that this Trading Plan comply with the requirements of Rule 10b5-1 (c), and this Trading Plan shall be interpreted to comply with such requirements.

8. **Rule 144.** This paragraph 8 applies if the Client may be deemed an "affiliate" of Issuer, as the term "affiliate" is defined in Rule 144 under the Securities Act of 1933, as amended.

a. Broker agrees to conduct all sales of Shares in accordance with the manner-of-sale requirements of Rule 144. Broker further agrees not to effect any sale of Shares that would exceed the amount limitation under Rule 144, assuming Broker's sales of Shares are the only sales subject to such limitation. Client agrees not to take, and to cause any person or entity with which Client would be required to aggregate sales of Shares pursuant to paragraph (a)(2) or (e) of Rule 144 not to take, any action that would cause sales of Shares by Broker not to comply with Rule 144.

b. After execution of this Trading Plan Client shall not attempt to exercise any influence over how, when or whether to effect sales of Shares pursuant to this Trading Plan.

c. Client agrees to provide Broker with executed copies of Form 144 in such numbers as USCA shall request, which Broker shall complete and file on behalf of Client in the event of sales of Shares under this Trading Plan. Client understands and agrees that such Form 144 will include the date this Trading Plan was adopted.

d. Client agrees to complete, execute and deliver to USCA Rule 144/145 Seller's Representation Letters in the form required by USCA's clearing firm for sales to be effected under the Trading Plan, at such times and in such numbers as USCA shall request.

e. Client shall disclose to Broker all trading plans involving Shares established by Client at other firms that would be effective at any time during the period this Trading Plan is in effect and all trading activity involving Shares that occurs during such period or which occurs within 90 days prior to the commencement of such period.

f. Client agrees to notify Broker immediately if there is any change in Client's employment or affiliate or non-affiliate status.

9. **Section 13 or Section 16 Filings.** Client acknowledges and agrees that Client is responsible for making all filings, if any, required under Section 13 or Section 16 of the Exchange Act (and the rules and regulations thereunder) with respect to trades pursuant to this Trading Plan.

10. **Market Disruptions and Trading Restrictions.**

a. Client understands that Broker may not be able to effect a trade, in whole or in part, due to a market disruption or a legal, regulatory or contractual restriction applicable to Broker or any other event or circumstance. Client also understands that Broker may be unable to effect a trade consistent with ordinary principles of best execution due to insufficient volume of trading, failure of Shares to reach and sustain a limit order price, or other market factors in effect on the trade date specified in the Appendix. As soon as reasonably practicable after the cessation or termination of any such market disruption, restriction event or circumstance, Broker shall resume effecting trades in accordance with the express provisions of this Trading Plan which are then applicable. Trades that are not executed as the result of any such market disruption, restriction, event or circumstance shall not be deemed to be a part of this Trading Plan.

b. If Issuer enters into a transaction or if any other event occurs that results, in Issuer's good faith determination, in the imposition of any Client Trading Restrictions, such as a securities offering requiring an affiliate lockup, Client and Issuer shall promptly, but in no event later than three days prior to the date of the remaining trade(s) specified in the Appendix, provide Broker notice of such restrictions. With respect to any Client Trading Restrictions for which Client and Issuer have given Broker notice, Broker shall stop effecting trades under this Trading Plan, and this Trading Plan shall thereupon terminate. In such case, Client, Broker and (for purposes of acknowledgment) Issuer

shall cooperate to establish a new trading plan in accordance with the requirements of Rule 10b5-1(c).

11. **Hedging Transactions.** While this Trading Plan is in effect, Client agrees not to enter into or alter any corresponding or hedging transaction or position with respect to Shares (including, without limitation, with respect to any securities convertible into or exchangeable for Shares, or any option or other right to purchase or sell Shares or such convertible or exchangeable securities).

12. **Margin Loans.** Shares subject to this Trading Plan may not be used to secure margin loans to Client made by Broker.

13. **Compliance with Laws and Rules.** Client understands and agrees that it is the responsibility of Client, and not Broker or Issuer, to determine whether this Trading Plan meets the requirements of Rule 10b5-1 (c) and any other applicable federal or state laws or rules. Client has had the opportunity to consult with his or her own advisors as to the legal, tax, financial and other aspects of this Trading Plan, including this Trading Plan's compliance with Rule 10b5-1 and applicable state law. Client has not received or relied on any representation from USCA concerning this Trading Plan's compliance with Rule 10b5-1.

14. **Entire Trading Plan.** This Trading Plan constitutes the entire trading plan between Client and Broker and supersedes and replaces any prior instructions under Rule 10b5-1 from Client to Broker with respect to the sale or purchase of shares from or into the Account, as the case may be.

15. **Notices and Other Communications.** Any notices required or permitted to be given by Issuer and/or Client under this Trading Plan shall be provided only in writing by email to compliance@uscallc.com (Attn: Compliance - 10b5-1 Plans), signed by Client and Issuer and confirmed by telephone. With respect to any Client Trading Restrictions, Client and Issuer shall provide Broker notice of the anticipated duration of such restrictions, but shall not provide Broker information about the nature of such restrictions or any other information about such restrictions. Further, in no event shall Client or Issuer, at any time while this Trading Plan is in effect, communicate any material nonpublic information concerning Issuer or its securities (including Shares) to Broker. Further, Client shall not at any time attempt to exercise any influence over how, when or whether to effect trades under this Trading Plan.

16. **Third-Party Beneficiary.** Client intends Issuer to be a third-party beneficiary of each and every representation and warranty contained in this Trading Plan to the fullest extent necessary to enable Issuer to be fully protected from direct or indirect liability in connection with this Trading Plan. .

17. **Confidentiality.** USCA will maintain the confidentiality of this Trading Plan and will not, without the written permission of Client, disclose the specific terms of this Trading Plan to any person or entity, except: (i) to those persons who reasonably need to know the information in the execution and administration of the Trading Plan (including the issuer); (ii) to respond to any inquiry from the SEC, FINRA, NASDAQ, or any other self-regulatory organization, any State securities regulator, or any other governmental or quasi-governmental authority regarding the Trading Plan; or (iii) to any other person or entity to the extent such disclosure is required by law or regulation, or by subpoena issued by a court of competent jurisdiction.

18. **Indemnification; Limitation of Liability.**

    a. Client agrees to indemnify and hold harmless USCA its directors, officers, employees, parent and affiliates from and against all claims, losses, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively "Losses") arising out of attributable to (i) USCA's compliance, by action or omission, with the terms of this Trading Plan, other than as set forth in paragraph 18 b below; (ii) any breach by Client of this Trading Plan; or (iii) any violation by Client of applicable laws or regulations related to or in connection with this Trading Plan, except in each instance, to the extent caused by USCA's breach of its obligations under this Trading Plan, gross negligence or willful misconduct. This indemnification shall termination of the Trading Plan.

    b. USCA shall indemnify and hold harmless Client from and against all Losses arising out of or attributable to USCA's breach of its obligations under this Trading Plan, or its gross negligence or willful misconduct in connection with this Trading Plan.

19. **Governing Law.** This Trading Plan shall be governed by, and construed in accordance with the laws of, the state of Texas.

20. **Amendments and Termination.** This Trading Plan may be amended, modified or terminated only by a written instrument signed by Client, acknowledged by Broker and acknowledged by Issuer (except as provided in paragraph 10b hereof). Client acknowledges and understands that any amendment to, or modification of, this Trading Plan shall be deemed to constitute

the creation of a new trading plan. Accordingly, Client shall be required to restate and reaffirm, as of the date of such amendment or modification, each of the representations and warranties contained in paragraph 6 of this Trading Plan.

21. **Inconsistency with Law.** If any provision of this Trading Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Trading Plan will continue and remain in full force and effect.

22. **Arbitration.** Any dispute between USCA and Client arising out of, relating to or in connection with this Trading Plan or any transaction relating to this Trading Plan, shall be determined only by arbitration as provided in the brokerage account agreement associated with the Account.

23. **Counterparts.** This Trading Plan may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have signed this Trading Plan as of the Signing Date.

Agreed to by Client:		**Accepted by: USCA SECURITIES LLC**	
Name of Client:	CHRISTOPHER DEALMEIDA	By:	PATTI TRIEGLAFF
Signature of Client:	[signature]	Signature:	[signature]
Account Number:		Title:	BRANCH MANAGER
Date:	DECEMBER 13, 2017	Date:	~~DECEMBER 13, 2017~~ 12/14/2017

Acknowledged by ISSUER: ORION GROUP HOLDINGS

By: [signature]

Name: PETER R. BUCHLER

Date: DECEMBER 13, 2017

Client confirms the following (*check applicable boxes*):

☒ I am	☐ I am not	an officer, director, direct or indirect beneficial owner of greater than 10% of any class of equity security of the Issuer.
☒ I have	☐ I have not	been notified by the Issuer that I am subject to the requirements of Section 16 of the Securities and Exchange Act of 1934 ("Exchange Act").
☒ I have	☐ I have not	been notified by the Issuer that I am deemed an "affiliate" as defined in Rule 144 of the Securities Act of 1933 ("Securities Act").

APPENDIX - SPECIFIC TRADING INSTRUCTIONS

Trading Schedule A - For Sale of Long, Restricted or Control Shares

Order A#	Order Entry Date	# of Shares to be Sold	Type of Order: Limit, Price ($) or Market	Duration of Order (Day, GTC)	Order Cancel Date	Original Date of Purchase	Nature of Acquisition
1							
2							
3							
4							
5							
6							
7							
8							
9							
10							
11							
12							

Trading Schedule B - For Sale of Employee Stock Options

Order B#	Order Entry Date	# of Shares to be Sold	Limit Price	Duration of Order (Day, GTC)	Order Cancel Date	Option Type (NQ or ISO)	Grant Price	Grant ID	Option Expiration Date
1	1/15/2018	13,215	$ 8.50	GTC	1/15/2020	NQ	$ 4.94		5/15/2026
2	1/15/2018	14,063	$ 14.00	GTC	1/15/2020	NQ	$ 11.35		11/19/2024
3	1/15/2018	7,634	$ 16.00	GTC	1/15/2020	NQ	$ 13.69		11/17/2020
4	1/15/2018	5,875	21.00	GTC	1/19/2019	NQ	$ 19.11		11/18/2019
5									
6									
7									
8									
9									
10									
11									
12									

Trading Schedule C - For Sale of Restricted Stock Units/Awards

Order C#	Order Entry Date	# of Shares to be Sold	Type of Order: Limit, Price ($) or Market	Duration of Order (Day, GTC)	Order Cancel Date	RSU/RSA	Grant ID
1	1/15/2018	1,524	$ 9.50	GTC	1/15/2020	RSA	11/20/2014
2	1/15/2018	4,475	$ 9.50	GTC	1/15/2020	RSA	5/19/2016
3	1/15/2018	4,460	$ 11.50	GTC	1/15/2020	RSA	5/19/2016

USCA will sell Shares set forth above within two business days following notification from the Issuer of the vesting event and the amount of Shares released to Client pursuant to the award. If Client has specified a quantity or percentage of the Shares vesting to be sold with the intent to satisfy tax obligations due from this vesting, Client acknowledges that the actual tax withholding obligation at the time of the vesting event may be more or less than the net proceeds generated from this sale. If the net proceeds from the sale are insufficient to fully satisfy the tax withholding obligation, Client agrees to cover any such shortfall in a manner acceptable to the Issuer.

Within two business days following notification from the Issuer of the shares lapsing as set forth above USCA will sell all "Net Shares". Net Shares is defined as shares to be issued under the award, minus the number of shares withheld for taxes by the Issuer.

Trading Schedule D - For Sale of Employee Stock Purchase Plan Shares

Order D#	Order Entry Date	# of Shares to be Sold	Type of Order: Limit, Price ($) or Market	Duration of Order (Day, GTC)	Order Cancel Date	ESPP Purchase Date
1		Upon Notification From Issuer				
2		Upon Notification From Issuer				

Note- Issuer will provide notice to USCA as to the number of Shares purchased and available for sale. ESPP orders will be placed within two business days following notification.

PLEASE NOTE: If any orders are placed at the market or if the market is higher than the limit price at the time that orders are placed, such orders shall be sold over the course of the trading day on a Best Efforts Not Held basis. Not Held is defined as a market or limit order that gives USCA both time and price discretion to attempt to get the best possible price.

1. A "Sale Day" shall be any shall be any day during the "Order Sales Period", defined as the period between the Order Entry Date and Order Cancel Date or Order Execution, on which the sales price specified in the trading schedule is met; provided however, that if any Sale Day is not a Trading Day, such Sale Fay shall be deemed to fall on the next succeeding Trading Day within the Order Sales Period.

2. If USCA cannot sell the share amount on any Sale Day for any of the reasons described in paragraphs_____ of the Trading Plan, then USCA will re-enter the sale on the next possible Trading Day as defined below.

3. After receipt of timely advance written notice from Client or Issuer to USCA, via notice instructions as set out in paragraph 15 the Trading Plan, share amounts and the limit prices shall be adjusted on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Shares or any change in capitalization with respect to Issuer that occurs while the Trading Plan is in effect.

4. A "Trading Day" is any day during the Order Sales Period on which the primary listed exchange is open for business and the Shares trades regular way; provided, however, that a "Trading Day" shall mean only that day's regular trading session of the primary exchange and shall not include any extended hours trading sessions that the primary exchange may allow.

By executing this Appendix, Client represents and warrants that Client has carefully reviewed in detail the Specific Trading Instructions set forth above, that the Trading Instructions are accurate, complete and accurately reflect the intent and instructions of Client.

Signature: ______________________

Client's Name: CHRISTOPHER DEALMEIDA

Title with Issuer: EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: DECEMBER 13, 2017

EXHIBIT B

ISSUER'S CERTIFICATE

1. ORION GROUP HOLDINGS ("Issuer") acknowledges that it has received and reviewed a copy of the Trading Plan dated DECEMBER 13, 2017 the ("Trading Plan") between CHRISTOPHER DEALMEIDA ("Seller") and USCA Securities LLC ("USCA") relating to the common stock of Issuer (the "Stock"); provided, however, that Issuer makes no representation or warranty concerning the Trading Plan or whether it complies with Rule 10b5-1 or any other applicable laws or regulations.

2. Issuer believes that the Trading Plan is not inconsistent with its insider trading policies.

3. To avoid delays in connection with transfers of stock certificates and settlement of transaction involving restricted securities, if any, under the Trading Plan, and in acknowledgement of USCA's agreement in the Trading Plan that sales of Stock under the Trading Plan will be effected in compliance with Rule 144, Issuer agrees that it will, within a commercially reasonable time after Issuer's receipt of evidence, reasonable satisfactory to Issuer and its counsel, that Rule 144 has been complied with, instruct its transfer agent to process the transfer of shares and issue a new certificate to Seller's transferee or nominee that does not bear any legend or statement restricting its transferability to a buyer. The foregoing paragraph only applies if any of the Stock to be sold under the Trading Plan is subject to Rule 144.

IN WITNESS WHEREOF, the undersigned have signed this Issuer Certificate as of the date specified below ("Issuer's Certification Date")

Issuer: ORION GROUP HOLDINGS

By: [signature] Date: 12/13/2017

Name: PETER R. BUCHLER

Title: GENERAL COUNSEL

NOTICE: Signature date may not be earlier than Seller's Adoption Date as defined in the opening section of this Trading Plan